                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                          ----------------------------
                                    FORM T-1

                    Statement of eligibility under the Trust
                     Indenture Act of 1939 of a corporation
                          designated to act as trustee
                          ----------------------------

               X Check if an application to determine eligibility
              ---  of a trustee pursuant to section 305(b)(2)

                   Bankers Trust Company of California, N.A.
              (Exact name of trustee as specified in its charter)

                                                       13-3347003
                                                     (I.R.S. Employer
                                                      Identification No.)

300 South Grand Avenue
Los Angeles. California                                 90071
(Address of principal executive offices)                (Zip Code)

________________________________________________________________________________
                           DELTA FUNDING CORPORATION
              (Exact name of obligor as specified in its charter)

New York                                    11-2609517
(State or other jurisdiction of             (I.R.S. Employer
Incorporation or organization)              Identification No.)

1000 Woodbury Road
Woodbury, New York                                   11797
(Address of principal executive offices)             (Zip Code)

           Home Equity Loan Asset-Backed Certificates, Series 1996-1
                      (Title of the indenture securities)

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EXHIBIT 1

Item 1.   General Information.

          Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

 Name                                                Address
 ----                                                -------

Office of the Comptroller                            1114 Avenue of the Americas
of the Currency                                      Suite 3900
                                                     New York, New York 10036

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes

Item 2.   Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16   List of Exhibits

          Exhibit 1 -

                    Articles of Association as amended on July 29, 1994.

          Exhibit 2 -

                    Certificate of the Comptroller of the Currency dated July 18, 1996.

          Exhibit 3 -

                    Certification of Fiduciary Powers dated July 18, 1996.

          Exhibit 4 -

                    Existing By-Laws of Bankers Trust Company of California, N.A. as amended on April 19, 1996.

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          Exhibit 5 -

                    Not Applicable.


          Exhibit 6 -

                    Consent of Bankers Trust Company required by Section 321(b) of the Act.

          Exhibit 7 -

                    Reports of Condition of Bankers Trust Company of California, N.A., dated as of March 31, 1996.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 31st day of July, 1996.

                                        Bankers Trust Company
                                        of California, N.A.,

                                        By:/s/Judy L. Gomez
                                           ----------------
                                                 Judy L. Gomez
                                                 Assistant Vice President
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                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A,

                                  CERTIFICATE



I, Sandra L. West, do hereby certify that:

     1. I am the duly elected Assistant Secretary of Bankers Trust Company of California, N.A. (the "Association").

     2. Attached hereto as Exhibit A is a true and complete copy of the By-Laws of the Association, adopted by the Board of Directors of the Association on May 14, 1986.

     3. On August 10, 1988, at a regularly scheduled meeting of the Board of Directors at which a quorum was present and voting, the following amendment to
Article II, Section 2.4 of the Association's By-Laws was duly:

          Section 2.4. Regular Meetings. The regular meetings of the Board of Directors shall be held, without notice, on the second Wednesday of each month at the Main Office. When any regular meeting of the Board falls on a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day.


     4. Attached hereto as Exhibit B is a true copy of the Articles of Association of BT Trust Company of California, National Association as filed with the Comptroller of the Currency, Northeastern District on February 13, 1986 (the "Articles of Association").

     5. On March 16, 1987, at a special meeting of the Shareholders of BT Trust Company of California, National Association, the following resolution and amendment to Article FIRST of the Articles of Association was adopted:

          RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

               FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association".

     The foregoing amendment to the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on March 16, 1987.

     6. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, National Association, the following resolution and amendment to Article FIFTH of the Articles of Association was adopted:

          RESOLVED, that Bankers Trust Holdings, Inc., the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Article FIFTH of the Articles of Association of BTCal, to read as follows:
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          The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     The foregoing amendment of the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A., on January 7, 1992.

     7. Attached hereto as Exhibit C is a copy of the official certification of the approval of the Office of the Comptroller of the Currency with respect to said amendment to Article FIFTH of the Articles of Association.

     8. The Association's By-Laws, as amended, and the Articles of Association, as amended, have not been modified or rescinded and are in full force and effect as of the date hereof

     IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 29th day of July, 1994.


                                        /s/Sandra L. West
                                        -----------------
                                        Sandra L. West
                                        Assistant Secretary

[SEAL]

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           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                                    BY-LAWS

                                   ARTICLE I

Meetings of Shareholders

     Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

     Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

     Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

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Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

     Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the

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meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.


                                   ARTICLE II

                                   Directors

     Section 2.1. Board of Directors. The board of directors (hereinafter referred to as the ("Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

     Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

     Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjoum the meeting, from time to time, until a quorum is obtained.

     Section 2.4. Reaular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

     Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

     Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjoum any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

     Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may

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appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                  ARTICLE III

                            Committees of the Board

     Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

     In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

     Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

     Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

     Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

     Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. (Y)The President shall have general executive powers, and shall have and may exercise ahy and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

     Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

     Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

     Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

     Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                   ARTICLE V


                                Trust Department

     Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

     Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

     Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

     Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

     Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

     Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE Vl

                           Stock and Stock Certificate

     Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

     Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                  ARTICLE VII

                                 Corporate Seal

     The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                  (    of    )
                                  (   Seal   )

                                  ARTICLE VIII

                            Miscellaneous Provisions

     Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

     Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

     Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX

                                    By-Laws

     Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

     Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                                                       EXHIBIT B
                                                     Comptroller of The Currency
                                                           Northesstern District

                                                                Date FEB 13 1986

              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                            ARTICLES OF ASSOCIATION

     For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

     FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

     SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

     THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of ~1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

     FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors;, provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

     FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

     If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

     The Association, at any time and from time to time, may authorize and issue debt obligations, whether of not subordinated, without the approval of the shareholders.

     SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Directors. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more

Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

     SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his/her address as shown upon the books of this Association.

     TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of his/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (l) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

     The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

     ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

     TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

     IN WITNESS WHEREOF, we have hereunto set our hands this on the date appearing opposite our names.

/s/Peter E. Lengyel                                    10/7/85
- ----------------------------------           ----------------------------------
Peter E. Lengyel                                                      date

/s/Harold K. Atkins                                    10/7/85
- ----------------------------------           ----------------------------------
Harold K. Atkins                                                      date

/s/John L. Murphy                                      10/7/85
- ----------------------------------           ----------------------------------
John L. Murphy                                                        date

/s/Allan C. Martin                                     10/7/85
- ----------------------------------           ----------------------------------

Allan C. Martin                                                       date

/s/Rein Lumi                                           10/7/85
- ----------------------------------           ----------------------------------
Rein Lumi                                                             date

/s/Gerard P. Horihan                                   10/7/85
- ----------------------------------           ----------------------------------
Gerard P. Horihan                                                     date

State of New York

County of New York


     Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON
                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987


State of New York

County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON
                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987


State of New York

County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON
                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987

State of New York

County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON
                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987

State of New York

County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON

                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987

State of New York

County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                        /s/DAVID ABRAMSON
                                        ----------------------------
                                             Notary Public

                                                DAVID ABRAMSON
                                        Notary Public, State of New York
                                                No. 60-0007765
                                        Qualified In Westchester County
                                        Commission Expires March 30, 1987

                                                                       EXHIBIT C

[LOGO]
________________________________________________________________________________

Comptroller of the Currency
Administrator of National Banks
________________________________________________________________________________

Western District Office
50 Fremont Street, Suite 3900
San Francisco, CA 94105-2292
(415) 545 5900

February 5, 1992                                       Charter No. 18608


Mr. David Abramson, Secretary
Bankers Trust Company of California, N.A.
280 Park Avenue
New York  New York  10017

Re:  Capital Change Control No. 92-WE-12-066

Dear Mr. Abramson:

This is in response to your letter of notification dated January 29, 1992, concerning the issuance of $49,500,000.00 of common stock.

This letter is the official certification of the approval of the Office of the Comptroller of the Currency given to Bankers Trust Company of California, N.A., Los Angeles, California, to increase its common stock from $500,000 to $50,000,000. This issuance may be considered effective on January 22, 1992.

Very truly yours,

/s/JOHN C. BEERS
- ----------------------------
JOHN C. BEERS
Acting Director for Analysis
Western District


cc:  Mr. R. Brent Faye
     Lillick & Charles
     Two Embarcadero Center
     San Francisco, CA  94111-3996

                                   EXHIBIT 2

[LOGO]
________________________________________________________________________________

Comptroller of the Currency
Administrator of National Banks
________________________________________________________________________________

Washington, DC 20219

                                  CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

l. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "Bankers Trust Company of California, National Association", Los Angeles, California, (Charter No. 18608), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                         IN TESTIMONY WHEREOF, I have hereunto
                                         subscribed my name and caused my seal
                                         of office to be affixed to these
                                         presents at the Treasury Department, in
                                         the City of Washington and District of
                                         Columbia, this 8th day of July, 1996.

         [SEAL]                          /s/Eugene A. Ludwig
                                         ---------------------------------------
                                         Comptroller of the Currency

                                   EXHIBIT 3

[LOGO]
________________________________________________________________________________

Comptroller of the Currency
Administrator of National Banks
________________________________________________________________________________
Washington, D.C. 20219

                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Bankers Trust Company of California, National Association", Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.

                                         IN TESTIMONY WHEREOF, I have hereunto
                                         subscribed my name and caused my seal
                                         of Office of the Comptroller of the
                                         Currency to be affixed to these
                                         presents at the Treasury Department, in
                                         the City of Washington and District of
                                         Columbia, this 18th day of July, 1996.

         [SEAL]                          /s/Eugene A. Ludwig
                                         ---------------------------------------
                                         Comptroller of the Currency

                                   EXHIBIT 4

                                  CERTIFICATE

I, Sandra L. West, do hereby certify that:

     1. I am Assistant Secretary of BANKERS TRUST COMPANY OF CALIFORNIA, N. A. (formerly known as BT Trust Company of California, National Association), a corporation duly organized and validly existing under the laws of the United States of America (the "Company");

     2. Attached hereto as Exhibit A is a true, correct and complete copy of the By-Laws of the Company as in effect on the date hereof;

     3. Attached hereto as Exhibit B is a true, correct and complete copy of the Minutes of First Meeting of Organizers of the Company, which meeting was held on October 7, l 985; and

     4. Attached hereto as Exhibit C is a true, correct and complete copy of the Minutes of First Meeting of Board of Directors of the Company, which meeting was held on May 14, l986.


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of BANKERS TRUST COMPANY OF CALIFORNIA this l9th day of April, 1996.


[Seal]                                       \s\Sandra L. West
                                        --------------------------
                                            Assistant Secretary

                                   EXHIBIT A

           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                                     BY-LAWS

                                    ARTICLE I

Meetings of Shareholders

     Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

     Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

     Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/ her instructions, the vote tellers may disregard all votes cast for each such nominee.

     Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II

                                   Directors

     Section 2.1. Board of Directors. The board of directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

     Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

     Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

     Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

     Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

     Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

     Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                  ARTICLE III


                             Committees of the Board

     Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

     In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

     Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

     Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

     Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

     Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the Preside-t, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

     Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

     Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

     Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the

Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

     Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                    ARTICLE V

                                Trust Department

     Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

     Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

     Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

     Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

     Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

     Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE VI

                           Stock and Stock Certificate

     Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

     Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properlv endorsed.

                                  ARTICLE VII

                                 Corporate Seal

     The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                  (    of    )
                                  (   Seal   )


                                  ARTICLE VIII

                            Miscellaneous Provisions

     Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

     Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

     Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX

                                    By-Laws

     Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

     Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                   EXHIBIT B

                        Minutes of Meeting of Organizers
                                       of
                        BT Trust Company of California,
                              National Association

     The meeting of the Organizers of BT Trust Company of California, a National Banking Association, duly created and existing under and by virtue of the laws of the United States, was held at 12:00 noon, in the City of New York, State of New York, 7th day of October, 1985, pursuant to call and waiver of notice by all the organizers.

     Upon motion duly made, seconded, and carried, Peter E. Lengyel was chosen as Chairperson of the meeting and Allan C. Martin was chosen as Secretary of the meeting.

     The roll of the organizers was called and the following organizers representing a majority of the organizers, were present in person:

                                   Names

                              Peter E. Lengyel

                              John L. Murphy

                              Allan C. Martin

                              Rein Lumi

                              Gerard P. Hourihan

     The following organizer was not in attendance:

                              H. Kent Atkins

     The Chairperson presented the Articles of Association and Organization Certificate of BT Trust Company of California, National Association to the meeting, copies of which are made a part of these minutes. On motion duly made, seconded and carried, the following resolution was duly adopted:


          RESOLVED, that the Articles of Association and Organization Certificate of this Association be and the same are hereby approved.


     The Chairperson of the meeting announced that the Articles of Association provide that the number of directors shall be fixed by resolution at the first meeting of shareholders but that such number may not be less than five nor more than twenty-five.

     On motion made, seconded and carried, the following resolution was duly adopted:


          RESOLVED, that the number of interim directors until the first meeting of shareholders of the Association be fixed at six (6).


     The Chairperson thereupon called for the nomination of interim directors. The following persons were nominated for the office of interim director of the Assocation to serve until the first meeting of shareholders and until their respective successors shall have been duly elected and qualified:

                                     Names

                                John L. Murphy

                                Allan C. Martin

                                Ronald P. Badie

                                Frederick J. Burmeister

                                James H. Greene, Jr.

                                Christopher M. Levy

     No further nominations having been made, the nominations were closed and the organizers proceeded to vote on the nominees. The vote having been taken and counted, the nominees were found to have been duly elected interim directors of the Association to serve until the first meeting of shareholders and until their respective successors are duly elected and shall have qualified.

     There being no further business to come before the meeting, the same was on motion duly made and seconded, adjourned.


                               \s\Peter E. Lengyel
                               --------------------------
                               Chairperson of the Meeting

                               \s\Allan C. Martin
                               --------------------------
                               Secretary of the Meeting

                                   EXHIBIT C

                          Minutes of First Meeting of
                             Board of Directors of
              BT Trust Company of California, National Association

     The first meeting of the board of directors of BT Trust Company of California, National Association, a national banking association, was held at the office of the association at 400 South Hope Street, Los Angeles, California, on the 14th day of May, 1986, pursuant to written waiver of notice signed by all of the directors of the association, a copy of which is attached.

     Present: Allan C. Martin, John L. Murphy, Ronald P. Badie, Frederick J. Burmeister and Christopher M. Levy, constituting a majority of the board of directors, and David Abramson of Bankers Trust Company.

     Mr. Burmeister was chosen temporary chairperson of the meeting and Mr. Abramson was appointed temporary secretary of the meetinq and kept the minutes.

     The temporary secretary presented to the meeting a waiver of notice of meeting signed by all the directors of the association.

     The temporary chairperson announced that the first order of business was the election of officers. Nominations having been made, the following persons were elected as officers of the association to serve at the pleasure of the board of directors:

     Chairperson of the Board - Allan C. Martin
     President - Allan C. Martin
     Vice President - Ronald P. Badie
     Secretary - John L. Murphy
     Cashier (Treasurer) - John L. Murphy

     The temporary chairperson announced the bylaws to be in order and thereupon the temporary secretary presented a copy of the bylaws as previously adopted by the interim board and moved that it be ratified, which motion was duly seconded and carried.

     The temporary chairperson stated that officers of Bankers Trust Company at 280 Park Avenue, New York, New York, had been consulted relative to using the bank as the depository of the funds of the association. Discussion followed and it was agreed that Bankers Trust Company of New York, New York be named as the association's depository and that Laura A. Ahto, Paul F. Grimm, Allan C. Martin, John L. Murphy, William E. Smith, Ronald P. Badie, Christopher M. Levy, Frederick J. Burmeister, Thomas V. Bressan and David Abramson be authorized to sign checks, drafts, and other similar instruments. It was further provided that any two of the signatures of such persons would be necessary to validate a check, draft or similar instrument.

     The temporary secretary presented a form of resolution requested by Bankers Trust Company to authorize the account, and the resolution was unanimously adopted. The form of the resolution is set forth in Exhibit A, attached hereto.

     The temporary secretary presented a form of resolution requested by the Federal Reserve Bank of San Francisco in connection with the required purchase of shares in the Federal Reserve Bank by member banks. The form of resolution, set forth in Exhibit B, attached hereto, was unanimously adopted.

     The temporary secretary presented a form of Safekeeping Agreement to be entered with the Treasurer of the State of California and sankers Trust Company, providing for pledge of the Association's assets for the faithful performance of its duties, and reported that the sum of $200,000 would be required to be held pursuant thereto. The Agreement, as set forth in Exhibit C, attached hereto, was approved unanimously by the Board. The Board also unanimously approved the pledge of $200,000 thereunder.

     The temporary secretary presented various policy memoranda, copies of which are set forth in Exhibit D, attached hereto, for review by the Board. The policy memoranda were unanimously approved by the Board.

     The temporary chairperson announced that the next order of business was the appointment of standing committees pursuant to section three of the bylaws.

     Motion having been made, seconded and carried, the following persons were appointed as the investment committee and the trust investment committee to carry out the functions described in section three of the bylaws:

               Allan C. Martin
               John L. Murphy

     Motion having been made, seconded and carried, the following persons were appointed as the examining committee and the trust audit committee to carry out the functions described in section three of the bylaws:

               Ronald P. Badie, Chairman
               Frederick J. Burmeister

     There being no further business to come before the meeting the same was, by motion duly made and seconded, adjourned.


                                            \s\John L. Murphy
                                        --------------------------
                                                 Secretary

                                   EXHIBIT 6

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Delta Funding Corporation of Home Equity Loan Asset-Backed Certificates, Series 1996-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                        Bankers Trust Company
                                        of California, N.A.

                                        By: \s\Judy L. Gomez
                                        -----------------------------
                                             Judy L. Gomez
                                             Assistant Vice President

Dated:  July 31, 1996

                               EXHIBIT 7

                               Board of Governors of the Federal Reserve System DMB Number: 7100-0036

                               Federal Deposit Insurance Corporation
                               DMB Number: 3064-0052

                               Office of the Comptroller of the Company
                               DMB Number: 1557-0081

Federal Financial Institutions Examination Council       Expires March 31, 1999
- --------------------------------------------------------------------------------
[Federal symbol]                       Please refer to page 1,               |1|
                                       Table of Contents, for the required
                                       disclosure of estimated burden.
- --------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of
$100 Million or More But Less Than $300 Million--FFIEC 033

Report at the close of business March 31, 1996           960331
                                                       ----------
                                                       (RCRI 8999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.

- --------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, ___________________________________________________
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/Jeana Cuoccucella
- ----------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/25/96

- -----------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the bet of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/Fred [ILLEGIBLE]
- ------------------------------------------------------------
Director (Trustee)

/s/Nell Cady
- -------------------------------------------------------------
Director (Trustee)

/s/Susan R[ILLEGIBLE] Simovitz
- -------------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
- --------------------------------------------------------------------------------
FDIC Certificate Number   |_|_|_|_|_|_|
                            (NCR 9050)

                                        CALL NO. 195          33       03-31-96

                                        STBK: 06-0647 00063 STCERT: 06-26732

                                        BANKERS TRUST COMPANY OF CALIFORNIA
                                        300 SOUTH GRAND AVENUE
                                        LOS ANGELES, CA 90071

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 033
                                                                       Page 1
                                                                          |2|
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total
Assets of $100 Million or More But Less Than $300 Million
- --------------------------------------------------------------------------------
Table of Contents

Signature Page                                                   Cover

Report of Income

Schedule RI--Income Statement ..................................  RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital .......................        RI-3

Schedule RI-B--Charge-offs and Recoveries and
    Changes in Allowance for Loan and Lease
    Losses .....................................................     RI-4, 5

Schedule RI-C--Applicable Income Taxes by
    Taxing Authority ...........................................        RI-5

Schedule RI-E--Explanations ....................................     RI-5, 6

Disclosures of Estimated Burden

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per responses, depending on individual circumstances. Burden estimates include the time of reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in a normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information of Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of this Federal Reserve System
Washington, D.C. 20551

Legislatives and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation

Washington, D.C. 20429

Report of Condition

Schedule RC--Balance Sheet ...........................   RC-1, 2

Schedule RC-A--Cash and Balances Due
     From Depository Institutions ....................      RC-3

Schedule RC-B--Securities ............................   RC-4, 5

Schedule RC-C--Loans and Lease Financing
     Receivables:
     Part I, Loans and Leases ........................   RC-6, 7
     Part II, Loans to Small Businesses and
          Small Farms (included in the forms for
          June 30 only) .............................. RC-7a, 7b

Schedule RC-E--Deposit Liabilities ...................   RC-8, 9

Schedule RC-F--Other Assets ..........................     RC-10

Schedule RC-G--Other Liabilities .....................     RC-10

Schedule RC-K--Quarterly Averages ....................     RC-11

Schedule RC-L--Off-Balance Sheet
     Items ........................................... RC-12, 13

Schedule RC-M--Memoranda ............................. RC-14, 15

Schedule RC-N--Past Due and Nonaccrual
     Loans, Leases, and Other Asset ..................     RC-16

Schedule RC-O--Other Data for Deposit
     Insurance Assessments ........................... RC-17, 18

Schedule RC-R--Regulatory Capital .................... RC-19, 20

Optional Narrative Statement Concerning
     the Amounts Reported in the Reports
     of Condition and Income .........................     RC-21

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.



Legal Title of Bank:  Bankers Trust Company of California, National Association
Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-1
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Consolidated Report of Income
for the period January 1, 1996-March 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                               ----
                                                               1280 <-
                                                    ----------------
                    Dollar Amounts in Thousands     RIAD   Mil Thou
- --------------------------------------------------------------------
 1. Interest income:                                ////////////
    a. Interest and fee income on loans(1):         ////////////
        (1)  Real estate loans ...................  4246       0     1.a.(1)
        (2)  Installment loans ...................  4247       0     1.a.(2)
        (3)  Credit cards and related plans ......  4248       0     1.a.(3)
        (4)  Commercial (time and demand)           ////////////
             and all other loans .................  4249       0     1.a.(4)
    b. Income from lease financing receivables:     ////////////
        (1)  Taxable leases ......................  4505       0     1.b.(1)
        (2)  Tax-exempt leases ...................  4307       0     1.b.(2)
    c. Interest income on balances due from         ////////////
         depository institutions(2) ..............  4115     390     1.c.
    d. Interest and dividend income on securities:  ////////////
        (1)  U.S. Treasury securities and U.S.      ////////////
               Government agency and corporation    /////////////
               obligations .......................  4027       ?     1.d.(1)
        (2)  Securities issued by states and        ////////////
               political subdivisions in the U.S.:  ////////////
             (a)  Taxable securities .............  4506       0     1.d.(2)(a)
             (b)  Tax-exempt securities ..........  4507       0     1.d.(2)(b)
        (3)  Other domestic debt securities ......  3657   1,502     1.d.(3)
        (4)  Foreign debt securities .............  3658       0     1.d.(4)
        (5)  Equity securities (including           ////////////
               investments in mutual funds) ......  3659      45     1.d.(5)
    e. Interest income from trading assets .......  4069       0     1.e.
    f. Interest income on federal funds sold and    ////////////

         securities purchased under agreements to   ////////////
         resell ..................................  4020       0     1.f.
    g. Total interest income (sum of items 1.a      ////////////
         through 1.f) ............................  4107   1,944     1.g.
                                                   ----------------

- -----
(1) See instructions for loan classifications used in this schedule.

(2) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-2
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RI--Continued


                                                   -----------------
                                                        Year-to-date
                                                   -----------------
                    Dollar Amounts in Thousands    RIAD    Mil Thou
- --------------------------------------------------------------------

 2. Interest expense:                               //////////////
    a. Interest on deposits:                        //////////////
       (1) Transaction accounts (NOW accounts,      //////////////
           ATS accounts, and telephone and          //////////////
           preauthorized transfer                   //////////////
           accounts) .............................  4508         0   2.a.(1)
       (2) Nontransaction accounts:                 //////////////
           (a) Money market deposit accounts .....  4509         0   2.a.(2)(a)
           (b) Other savings deposits ............  4511         0   2.a.(2)(b)
           (c) Time certificates of deposit of      //////////////
               $100,000 or more ..................  4174         0   2.a.(2)(c)
           (d) All other time deposits ...........  4512         0   2.a.(2)(d)
    b. Expense of federal funds purchased and       //////////////
       securities sold under agreements to          //////////////
       repurchase ................................  4180         0   2.b.
    c. Interest on demand notes issued to the       //////////////

       U.S. Treasury, trading liabilities, and      //////////////
       other borrowed money ......................  4185         0   2.c.
    d. Interest on mortgage indebtedness and        //////////////
       obligations under capitalized leases         4072         0   2.d.
    e. Interest on subordinated notes and           //////////////
       debentures ................................  4200         0   2.e.
    f. Total interest expense (sum of items 2.a     //////////////
       through 2.e) ..............................  4073         0   2.f.
                                                                     ------------------------
 3. Net interest income (item 1.g minus 2.f)        //////////////   RIAD 4074   1,944  3.
                                                                     ------------------------
 4. Provisions:                                     //////////////
                                                                     ------------------------
    a. Provision for loan and lease losses          //////////////   RIAD 4230       0  4.a.
    b. Provision for allocated transfer risk        //////////////   RIAD 4243       0  4.b.
                                                                     ------------------------
 5. Noninterest income:                             //////////////
    a. Income from fiduciary activities ..........  4070    12,114   5.a.
    b. Service charges on deposit accounts .......  4080         0   5.b.
    c. Trading revenue (must equal Schedule RI,     //////////////
       sum of Memorandum items 8.a through 8.d) ..  A220         0   5.c.
    d. Other foreign transaction gains (losses) ..  4076         0   5.d.
    e. Not applicable                               //////////////
    f. Other noninterest income:                    //////////////
       (1) Other fee income ......................  5407     1,959   5.f.(1)
       (2) All other noninterest income* .........  5408         0   5.f.(2)
    g. Total noninterest income (sum of items       //////////////
                                                                     ------------------------
       5.a through 5.f)                             //////////////   RIAD 4079  14,073  5.g.
 6. a. Realized gains (losses) on held-to-maturity  //////////////
       securities                                   //////////////   RIAD 3521       0  6.a.
    b. Realized gains (losses) on available-for-sale//////////////
       securities                                   //////////////   RIAD 3196       0  6.b.
                                                                     ------------------------
 7. Noninterest expense:                            //////////////
    a. Salaries and employee benefits ............  4135     3,504   7.a.
    b. Expenses of premises and fixed assets        //////////////
       (net of rental income) (excluding salaries   //////////////
       and employee benefits and mortgage interest) 4217       650   7.b.
    c. Other noninterest expense* ................  4092     3,692   7.c.
    d. Total noninterest expense (sum of items      //////////////
                                                                     ------------------------
       7.a through 7.c)                             //////////////   RIAD 4093   7,846  7.d.
                                                                     ------------------------
 8. Income (loss) before income taxes and           //////////////
    extraordinary items and other adjustments       //////////////
    (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, //////////////
                                                                     ------------------------
    6.b, 7.d)                                       //////////////   RIAD 4301   8,171  8.
 9. Applicable income taxes (on item 8)             //////////////   RIAD 4302   2,997  9.
10. Income (loss) before extraordinary items and    //////////////
    other adjustments (items 8 minus 9)             //////////////   RIAD 4300   5,174 10.
                                                                     ------------------------
11. Extraordinary items and other adjustments:      //////////////

    a. Extraordinary items and other adjustments,   //////////////
       gross of income taxes* ....................  4310        0    11.a.
    b. Applicable income taxes (on items 11.a)* ..  4315        0    11.b.
    c. Extraordinary items and other adjustments,   /////////////    ------------------------
       net of income taxes (item 11.a minus 11.b)   /////////////    RIAD 4320       0 11.c.
12. Net income (loss) (sum of items 10 and 11.c)    /////////////    RIAD 4340   5,174 12.
                                                                     ------------------------

- ----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-3
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RI--Continued

                                                                    ----
                                                                    I281 <-
                                                                    ----
Memoranda                                                   Year-to-date
                                                            ------------
                    Dollar Amounts in Thousands    RIAD    Mil Thou
- ------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt  ////////////////
    securities, loans, and leases acquired after   ////////////////
    August 7, 1986, that is not deductible for     ////////////////
    federal income tax purposes .................  4513           0     M.1.
 2. Income from the sale and servicing of mutual   ////////////////
    funds and annuities (included in Schedule RI,  ////////////////
    item 8) .....................................  8431           0     M.2.
 3. Not applicable                                 ////////////////
 4. Number of full-time equivalent employees on    ////////////////
    payroll at end of current period (round to     ////      Number
    nearest whole number) .......................  4150         240     M.4.
 5. Interest and fee income on tax-exempt          ////////////////
    obligations (other than securities and         ////////////////
    leases) of states and political subdivisions   ////////////////
    in the U.S. (reportable in Schedule RC-C,      ////////////////
    part I, item 8) included in Schedule RI, item  ////    Mil Thou
    1.a above) ..................................  4504           0     M.5.
 6. To be completed by banks with loans to finance ////////////////
    agricultural production and other loans to     ////////////////
    farmers (Schedule RC-C, part I, item 3)        ////////////////
    exceeding five percent of total loans,         ////////////////

    interest and fee income on agricultural loans  ////////////////
    included in item 1.a above ..................  4251         N/A     M.6.
 7. If the reporting bank has restated its balance ////////////////
    sheet as a result of applying push down        ////////////////
    accounting this calendar year, report the date ////    MM DD YY
    of the bank's acquisition ...................  9106    00/00/00     M.7.
 8. Trading revenue (from cash instruments and     ////////////////
    off-balance sheet derivative instruments)      ////////////////
    (sum of Memorandum items 8.a through 8.d must  ////////////////
    equal Schedule RI, item 5.c):                  ////    Mil Thou
    a. Interest rate exposures ..................  8757           0     M.8.a.
    b. Foreign exchange exposures ...............  8758           0     M.8.b.
    c. Equity security and index exposures ......  8759           0     M.8.c.
    d. Commodity and other exposures ............  8760           0     M.8.d.
 9. Impact on income of off-balance sheet          ////////////////
    derivatives held for purposes other than       ////////////////
    trading:                                       ////////////////
    a. Net increase (decrease) to interest income  8761           0     M.9.a.
    b. Net (increase) decrease to interest expense 8762           0     M.9.b.
    c. Other (noninterest) allocations ..........  8763           0     M.9.c.

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                              -----
                                                               I283     <-
                                                    ----------------
                    Dollar Amounts in Thousands     RIAD    Mil Thou
- --------------------------------------------------------------------
 1. Total equity capital originally reported in     ///////////////
    the December 31, 1995, Reports of Condition     ///////////////
    and Income ...................................  3215    174,520     1.
 2. Equity capital adjustments from amended         ///////////////
    Reports of Income, net* ......................  3216          0     2.
 3. Amended balance end of previous calendar        ///////////////
    year (sum of items 1 and 2) ..................  3217    174,250     3.
 4. Net income (loss) (must equal Schedule RI,      ///////////////
    item 12) .....................................  4340      5,174     4.
 5. Sale, conversion, acquisition, or retirement    ///////////////
    of capital stock, net ........................  4346          0     5.
 6. Changes incident to business combinations,      ///////////////
    net ..........................................  4356          0     6.
 7. LESS: Cash dividends declared on preferred      ///////////////
    stock ........................................  4470          0     7.
 8. LESS: Cash dividends declared on common stock   4460          0     8.
 9. Cumulative effect of changes in accounting      ///////////////
    principles from prior years* (see instructions  ///////////////
    for this schedule) ...........................  4411          0     9.
10. Corrections of material accounting errors from  ///////////////
    prior years* (see instructions for this         ///////////////
    schedule) ....................................  4412          0    10.

11. Change in net unrealized holding gains (losses) ///////////////
    on available-for-sale securities .............  8433        (45)   11.
12. Other transactions with parent holding          ///////////////
    company* (not included in items 5, 7, or 8      ///////////////
    above) .......................................  4415          0    12.
13. Total equity capital end of current period (sum ///////////////
    of items 3 through 12) (must equal Schedule RC, ///////////////
    item 28) .....................................  3210    179,649    13.
                                                   ----------------

- ----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-4
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)

                                                                                         ----
                                                                                         1286 <-
                                                                                         ----
                                                                   (Column A)        (Column B)
                                                                   Charge-offs       Recoveries
Part I excludes charge-offs                                      ---------------------------------
and recoveries through the                                            Calendar year-to-date
allocated transfer risk reserve.                                 ---------------------------------
                                   Dollar Amounts in Thousands   RIAD   Mil Thou   RIAD   Mil Thou
- --------------------------------------------------------------------------------------------------
1. Real estate loans ..........................................  4256          0   4257          0   1.
2. Installment loans ..........................................  4258          0   4259          0   2.
3. Credit cards and related plans .............................  4262          0   4263          0   3.
4. Commercial (time and demand) and all other loans ...........  4264          0   4265          0   4.
5. Less financing receivables .................................  4266          0   4267          0   5.
6. Total (sum of items 1 through 5) ...........................  4635          0   4605          0   6.

Memoranda

                                                                 ---------------------------------
                                   Dollar Amounts in Thousands   RIAD   Mil Thou   RIAD   Mil Thou
- --------------------------------------------------------------------------------------------------
1. Loans to foreign governments and official institutions        ///////////////   ///////////////
   included in part I, items 1 through 4 above ................  4643          0   4627          0   M.1.
2. To be completed by banks with loans to finance agricultural   ///////////////   ///////////////
   production and other loans to farmers (Schedule RC-C, part I, ///////////////   ///////////////
   item 3) exceeding five percent of total loans.                ///////////////   ///////////////
   Agricultural loans included in part I, items 1 through 4      ///////////////   ///////////////
   above                                                         4268        N/A   4269        N/A   M.2.
3. Not applicable                                                ///////////////   ///////////////
4. Loans to finance commercial real estate, construction, and    ///////////////   ///////////////
   land development activities (not secured by real estate)      ///////////////   ///////////////
   included in Schedule RI-B, part I, items 2 through 4, above   5443          0   5444          0   M.4.
5. Real estate loans (sum of Memorandum items 5.a through 5.e    ///////////////   ///////////////
   must equal Schedule RI-B, part I, item 1, above):             ///////////////   ///////////////
   a. Construction and land development .......................  5445          0   5446          0   M.5.a.
   b. Secured by farmland .....................................  5447          0   5448          0   M.5.b.
   c. Secured by 1-4 family residential properties:              ///////////////   ///////////////
      (1) Revolving, open-end loans secured by 1-4 family        ///////////////   ///////////////
          residential properties and extended under lines of     ///////////////   ///////////////
          credit ..............................................  5449          0   5450          0   M.5.c.(1)
      (2) All other loans secured by 1-4 family residential      ///////////////   ///////////////
          properties ..........................................  5451          0   5452          0   M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties  5453          0   5454          0   M.5.d.
   e. Secured by nonfarm nonresidential properties ............  5455          0   5456          0   M.5.e
                                                                 ---------------------------------

- ----------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-5
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and Lease Losses

                                                                -----------------------
                                  Dollar Amounts in Thousands   RIAD   Mil Thou
- ---------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995,

   Reports of Condition and Income ...........................  3124          0     1.
2. Recoveries (must equal part I, item 6, column B above) ....  4605          0     2.
3. LESS: Charge-offs (must equal part I, item 6, column A
   above) ....................................................  4635          0     3.
4. Provision for loan and lease losses (must equal
   Schedule RI, item 4.a) ....................................  4230          0     4.
5. Adjustments* (see instructions for this schedule) .........  4815          0     5.
6. Balance end of current period (sum of items 1 through 5)
   (must equal Schedule RC, item 4.b) ........................  3123          0     6.
                                                                -----------------------

________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.


                                                                      ----
                                                                      I289 <-
                                                            ---------------
                              Dollar Amounts in Thousands   RIAD   Mil Thou
- ---------------------------------------------------------------------------
1. Federal ...............................................  4780        N/A   1.
2. State and local .......................................  4790        N/A   2.
3. Foreign ...............................................  4795        N/A   3.
4. Total (sum of items 1 through 5) (must equal sum of
   Schedule RI, iems 9 and 11.b) .........................  4770        N/A   4.
                                         ------------------
5. Deferred portion of item 4            RIAD 4772      N/A ///////////////   5.
                                         ------------------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                      ----
                                                                      I295 <-
                                                                      ----
                              Dollar Amounts in Thousands   RIAD   Mil Thou
- --------------------------------------------------------------------------------

1. All other noninterest income (from Schedule RI, item     /////////////////
   5.f.(2)) Report amounts that exceed 10% of Schedule RI,  /////////////////
   item 5.f.(2):                                            /////////////////
   a. Net gains on other real estate owned ...............  5415            0   1.a.
   b. Net gains on sales of loans ........................  5416            0   1.b.
   c. Net gains on sales of premises and fixed assets ....  5417            0   1.c.
   Itemize and describe the three largest other amounts     /////////////////
   that exceed 10% of Schedule RI, item 5.f.(2):            /////////////////
      ---------
   d. TEXT 4461                                             4461                1.d.
      ----------------------------------------------------
   e. TEXT 4462                                             4462                1.e.
      ----------------------------------------------------
   f. TEXT 4463                                             4463                1.f.
      ----------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):  /////////////////
   a. Amortization expense of intangible assets ..........  4531            0   2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c: /////////////////
   b. Net losses on other real estate owned ..............  5418            0   2.b.
   c. Net losses on sales of loans .......................  5419            0   2.c.
   d. Net losses on sales of premises and fixed assets ...  5420            0   2.d.
   Itemize and describe the three larget other amounts      /////////////////
   that exceed 10% of Schedule RI, item 7.c:                /////////////////
      ---------
   e. TEXT 4464  Intercompany Non-Interest Service Expense  4464        1,482   2.e.
      ----------------------------------------------------
   f. TEXT 4467  Indirect Expense due from BTCo.            4467          505   2.f.
      ----------------------------------------------------
   g. TEXT 4468  Serv Bur Fees                              4468          601   2.g.
      -----------------------------------------------------------------------

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RI-6
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RI-E--Continued


                                                                 ---------------
                                                                   Year-to-date
                                                                 ---------------
                                   Dollar Amounts in Thousands   RIAD   Mil Thou
- --------------------------------------------------------------------------------

3. Extraordinary items and other adjustments (from Schedule RI,  /////////////////
   item 11.a) and applicable income tax effect (from Schedule    /////////////////
   RI, item 11.b) (itemize and describe all extraordinary items  /////////////////
   and other adjustments:                                        /////////////////
          ---------
   a. (1) TEXT 4469                                              4469              3.a.(1)
          -----------------------------------------------------
      (2) Applicable income tax effect            RIAD 4486      ///////////////// 3.a.(2)
          -----------------------------------------------------
   b. (1) TEXT 4487                                              4487              3.b.(1)
          -----------------------------------------------------
      (2) Applicable income tax effect            RIAD 4488      ///////////////// 3.b.(2)
          ---------
   c. (1) TEXT 4489                                              4489              3.c.(1)
          -----------------------------------------------------
      (2) Applicable income tax effect            RIAD 4491      ///////////////// 3.c.(2)
4. Equity capital adjustments from amended Reports of Income     /////////////////
   (from Schedule RI-A, item 2) (itemize and describe all        /////////////////
   adjustments):                                                 /////////////////
      ---------
   a. TEXT 4492                                                  4492              4.a.
      ---------------------------------------------------------
   b. TEXT 4493                                                  4493              4.b.
      ---------------------------------------------------------
5. Cumulative effect of changes in accounting principles         /////////////////
   from prior years (from Schedule RI-A, item 9) (itemize and    /////////////////
   describe all changes in accounting principles):               /////////////////
      ---------
   a. TEXT 4494                                                  4494              5.a.
      ---------------------------------------------------------
   b. TEXT 4495                                                  4495              5.b.
      ---------------------------------------------------------
6. Corrections of material accounting errors from prior years    /////////////////
   (from Schedule RI-A, item 10) (itemize and describe all       /////////////////
   corrections:                                                  /////////////////
      ---------
   a. TEXT 4496                                                  4496              6.a.
      ---------------------------------------------------------
   b. TEXT 4497                                                  4497              6.b.
      ---------------------------------------------------------
7. Other transactions with parent holding company (from          /////////////////
   Schedule RI-A, item 12) (itemize and describe all such        /////////////////
   transactions):                                                /////////////////
      ---------
   a. TEXT 4498                                                  4498              7.a.
      ---------------------------------------------------------
   b. TEXT 4499                                                  4499              7.b.
      ---------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from      /////////////////
   Schedule RI-B, part II, item 5) (itemize and describe all     /////////////////
   adjustments):                                                 /////////////////
      ---------
   a. TEXT 4521                                                  4521              8.a.

      ---------------------------------------------------------
   b. TEXT 4522                                                  4522              8.b.
      ---------------------------------------------------------

9. Other explanations (the space below is provided for the    I298         I299
   bank to briefly describe, at its option, any other significant items affecting the Report of Income):
   No comment [x] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

                                       8

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-1
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                            ----
                                                                            C200 <-
                                                                 ---------------
                                  Dollar Amounts in Thousands    RCON   Mil Thou
- --------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from     ////////////////
    Schedule RC-A):                                              ////////////////
    a. Noninterest-bearing balances and currency and coin(1) ..  0081        382  1.a.
    b. Interest-bearing balances(2) ...........................  0071     28,100  1.b.
 2. Securities:                                                  ////////////////
    a. Held-to-maturity securities (from Schedule RC-B,          ////////////////
       column A) ..............................................  1754          0  2.a
    b. Available-for-sale securities (from Schedule RC-B,        ////////////////
       column D) ..............................................  1773    103,171  2.b.
 3. Federal funds sold and securities purchased under agreements ////////////////
    to resell:                                                   ////////////////
    a. Federal funds sold .....................................  0276          0  3.a
    b. Securities purchased under agreements to resell ........  0277          0  3.b.
 4. Loans and lease financing receivables:                       ////////////////
    a. Loans and leases, net of unearned income (from            ////////////////
                                              --------------
       Schedule RC-C) ......................  RCON 2122    0     //////////////// 4.a.
    b. LESS: Allowance for loan and lease                        ////////////////
       losses ..............................  RCON 3123    0     //////////////// 4.b.

    c. LESS: Allocated transfer risk                             ////////////////
       reserve .............................  RCON 3128    0     //////////////// 4.c.
                                              --------------
    d. Loans and leases, net of unearned income, allowance, and  ////////////////
       reserve (item 4.a minus 4.b and 4.c) ...................  2125          0  4.d.
 5. Trading assets ............................................  3545          0  5.
 6. Premises and fixed assets (including capitalized leases) ..  2145      4,319  6.
 7. Other real estate owned (from Schedule RC-M) ..............  2150          0  7.
 8. Investments in unconsolidated subsidiaries and associated    ////////////////
    companies (from Schedule RC-M) ............................  2130          0  8.
 9. Customers' liability to this bank on acceptances outstanding 2155          0  9.
10. Intangible assets (from Schedule RC-M) ....................  2143          0 10.
11. Other assets (from Schedule RC-F) .........................  2160     53,578 11.
12. Total assets (sum of items 1 through 11) ..................  2170    189,550 12.
                                                                 ---------------

- ----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 060647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-2
City, State, Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC--Continued

                                                                 ---------------
                                  Dollar Amounts in Thousands    RCON   Mil Thou
- --------------------------------------------------------------------------------
LIABILITIES                                                      //////////////
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C     //////////////
       from Schedule RC-E) ....................................  2200         0  13.a.
                                                  -------------
       (1) Noninterest-bearing(1) ............... RCON 6631   0  //////////////  13.a.(1)
       (2) Interest-bearing ..................... RCON 6636   0  //////////////  13.a.(2)
                                                  -------------
    b. In foreign offices, Edge and Agreement subsidiaries,      //////////////
       and IBFs ...............................................  //////////////
       (1) Noninterest-bearing ................................  //////////////
       (2) Interest-bearing ...................................  //////////////
14. Federal funds purchased and securities sold under agreements //////////////
    to repurchase:                                               //////////////

    a. Federal funds purchased ................................  0278         0  14.a.
    b. Securities sold under agreements to repurchase .........  0279         0  14.b.
15. a. Demand notes issued to the U.S. Treasury ...............  2840         0  15.a.
    b. Trading liabilities ....................................  3548         0  15.b.
16. Other borrowed money:                                        //////////////
    a. With a remaining maturity of one year or less ..........  2332         0  16.a.
    b. With a remaining maturity of more than one year ........  2333         0  16.b.
17. Mortgage indebtedness and obligations under capitalized      //////////////
    leases ....................................................  2910         0  17.
18. Bank's liability on acceptances executed and outstanding ..  2920         0  18.
19. Subordinated notes and debentures .........................  3200         0  19.
20. Other liabilities (from Schedule RC-G) ....................  2930     9,901  20.
21. Total liabilities (sum of items 13 through 20) ............  2948     9,901  21.
                                                                 //////////////
22. Limited-life preferred stock and related surplus ..........  3282         0  22.
EQUITY CAPITAL                                                   //////////////
23. Perpetual preferred stock and related surplus .............  3838         0  23.
24. Common stock ..............................................  3230    50,000  24.
25. Surplus (exclude all surplus related to preferred stock) ..  3839    50,000  25.
26. a. Undivided profits and capital reserves .................  3632    79,696  26.a.
    b. Net unrealized holding gains (losses) on available-for-   //////////////
       sale securities) .......................................  8434       (47) 26.b.
27. Cumulative foreign currency translation adjustments          //////////////
28. Total equity capital (sum of items 23 through 27) .........  3210   179,649  28.
29. Total liabilities, limited-life preferred stock, equity      //////////////
    capital, (sum of items 21, 22 and 28) .....................  3300   189,550  29.
                                                                 --------------

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the
   statement below that best describes the most
   comprehensive level of auditing work performed                     Number
   for the bank by independent external                      ----------------
   auditors as of any date during 1995 ....................  RCON 6724      2    M.1.
                                                             ----------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors 7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-3
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                     ----
                                                                                                                     C205  <-
                                                                                                            -------------
                                                                            Dollar Amounts in Thousands     RCON Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:                             /////////////
   a. Cash items in process of collection and unposted debits .........................................     0020        0  1.a.
   b. Currency and coin ...............................................................................     0080        0  1.b.
2. Balances due from depository institutions in the U.S.:                                                   /////////////
   a. U.S. branches and agencies of foreign banks .....................................................     0083        0  2.a.
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. ................     0085       20  2.b.
3. Balances due from banks in foreign countries and foreign central banks:                                  /////////////
   a. Foreign branches of other U.S. banks ............................................................     0073        0  3.a.
   b. Other banks in foreign countries and foreign central banks ......................................     0074   28,100  3.b.
4. Balances due from Federal Reserve Banks ............................................................     0090      362  4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) ................     0010   28,482  5.
                                                                                                            -------------


Memorandum

                                                                                                            -------------
                                                                            Dollar Amounts in Thousands     RCON Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a               /////////////
   and 2.b above......................................................................................     0050       20  M.1.

                                                                                                           -------------

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-4
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                     ----
                                                                                                                     C210  <-
                                                                                                                     ----
                                                             Held to Maturity                     Available-for-sale
                                                      ------------------------------------------------------------------
                                                        (Column A)        (Column B)        (Column C)        (Column D)
                                                      Amortized Cost      Fair Value      Amortized Cost      Fair Value
                                                      ------------------------------------------------------------------
                      Dollar Amounts in Thousands     RCON Mil Thou     RCON Mil Thou     RCON Mil Thou     RCON Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities ........................  0211        0     0213        0     1286      675     1287      672  1.
2. U.S. Government agency and corporation             /////////////     /////////////     /////////////     /////////////
   obligations (exclude mortgage-backed               /////////////     /////////////     /////////////     /////////////
   securities):                                       /////////////     /////////////     /////////////     /////////////
   a. Issued by U.S. Government agencies(2).........  1289        0     1290        0     1291        0     1293        0  2.a.
   b. Issued by U.S. Government-sponsored      //////////////////////////  /////////////     /////////////
      agencies(3) ..................................  1294        0     1295        0     1297        0     1298        0  2.b.
3. Securities issued by states and political          /////////////     /////////////     /////////////     /////////////
   subdivisions in the U.S.:                          /////////////     /////////////     /////////////     /////////////
   a. General obligations ..........................  1676        0     1677        0     1678        0     1679        0  3.a.
   b. Revenue obligations ..........................  1681        0     1686        0     1690        0     1691        0  3.b.
   c. Industrial development and similar obligations  1694        0     1695        0     1696        0     1697        0  3.c.
4. Mortgage-backed securities (MBS):                  /////////////     /////////////     /////////////     /////////////
   a. Pass-through securities:                        /////////////     /////////////     /////////////     /////////////
      (1) Guaranteed by GNMA .......................  1698        0     1699        0     1701        0     1702        0  4.a.(1)
      (2) Issued by FNMA and FHLMC .................  1703        0     1705        0     1706        0     1707        0  4.a.(2)
      (3) Other pass-through securities ............  1709        0     1710        0     1711        0     1713        0  4.a.(3)
   b. Other mortgage-backed securities (include       /////////////     /////////////     /////////////     /////////////
      CMOs, REMICs, and stripped MBS):                /////////////     /////////////     /////////////     /////////////
      (1) Issued or guaranteed by FNMA,               /////////////     /////////////     /////////////     /////////////
          FHLMC, or GNMA ...........................  1714        0     1715        0     1716        0     1717        0  4.b.(1)
      (2) Collateralized by MBS issued or guaranteed  /////////////     /////////////     /////////////     /////////////
          by FNMA, FHLMC, or GNMA ..................  1718        0     1719        0     1731        0     1732        0  4.b.(2)
      (3) All other mortgage-backed securities .....  1733        0     1734        0     1735        0     1736        0  4.b.(3)

5. Other debt securities:                             /////////////     /////////////     /////////////     /////////////
   a. Other domestic debt securities ...............  1737        0     1738        0     1739   99,568     1741   99,499  5.a.
   b. Foreign debt securities ......................  1742        0     1743        0     1744        0     1746        0  5.b.
6. Equity securities ...............................  /////////////     /////////////     /////////////     /////////////
   a. Investments in mutual funds ..................  /////////////     /////////////     1747        0     1748        0  6.a.
   b. Other equity securities with readily            /////////////     /////////////     /////////////     /////////////
      determinable fair values .....................  /////////////     /////////////     1749        0     1751        0  6.b.
   c. All other equity securities(1) ...............  /////////////     /////////////     1752    3,000     1753    3,000  6.c.
7. Total (sum of items 1 through 6) (total of         /////////////     /////////////     /////////////     /////////////
   column A must equal Schedule RC, item 2.a)         /////////////     /////////////     /////////////     /////////////
   (total of column D must equal Schedule RC,         /////////////     /////////////     /////////////     /////////////
   item 2.b) .......................................  1754        0     1771        0     1772  103,243     1773  103,171  7.
                                                      ------------------------------------------------------------------

- ----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennesse Valley Authority.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-5
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-B--Continued

                                                                                                                   ----
                                                                                                                   C212  <-
                                                                                                          -------------
Memoranda                                                                   Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Pledged securities..................................................................................   0416      672  M.1.
2. Maturity and repricing data for debt securities(1), (2), (3) (excluding those in nonaccrual status):   /////////////
   a. Fixed rate debt securities with a remaining maturity of:                                            /////////////
      (1) Three months or less ........................................................................   0343        0  M.2.a.(1)
      (2) Over three months through 12 months .........................................................   0344      672  M.2.a.(2)
      (3) Over one year through five years ............................................................   0345   99,499  M.2.a.(3)
      (4) Over five years .............................................................................   0346        0  M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..........   0347  100,171  M.2.a.(5)

   b. Floating rate debt securities with a repricing frequency of:                                        /////////////
      (1) Quarterly or more frequently ................................................................   4544        0  M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   4545        0  M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ......................   4551        0  M.2.b.(3)
      (4) Less frequently than every five years .......................................................   4552        0  M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .......   4553        0  M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total               /////////////
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus                /////////////
      nonaccrual debt securities included in Schedule RC-N, item 6, column C) .........................   0393  100,171  M.2.c.
3. Not applicable                                                                                         /////////////
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included          /////////////
   in Schedule RC-B, items 3 through 5, column A, above) ..............................................   5365        0  M.4.
5. Not applicable                                                                                         /////////////
6. Floating rate debt securities with a remaining maturity of one year or less(1), (3) (included in       /////////////
   Memorandum items 2.b(1) through 2.b(4) above) ......................................................   5519        0  M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or             /////////////
   trading securities during the calendar year-to-date (report the amortized cost at date of sale         /////////////
   or transfer) .......................................................................................   1778        0  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale                 /////////////
   accounts in Schedule RC-B, item 4.b):                                                                  /////////////
   a. Amortized cost ..................................................................................   8780        0  M.8.a.
   b. Fair value ......................................................................................   8781        0  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in                  /////////////
   Schedule RC-B, items 2, 3, and 5):                                                                     /////////////
   a. Amortized cost ..................................................................................   8782        0  M.9.a.
   b. Fair value ......................................................................................   8783        0  M.9.b.
                                                                                                          -------------

- ----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Memorandum items 2 and 6 and not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-6
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.


                                                                                                                   ----
                                                                                                                   C215   <-
                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate                                                                          /////////////
    a. Construction and land development ..............................................................   1415        0  1.a.
    b. Secured by farmland (including farm residential and other improvments) .........................   1420        0  1.b.
    c. Secured by 1-4 family residential properties:                                                      /////////////
       (1) Revolving, open-end loans secured by 1-4 family residential properties and extended            /////////////
           under lines of credit ......................................................................   1797        0  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:                                  /////////////
           (a) Secured by first liens .................................................................   5367        0  1.c.(2)(a)
           (b) Secured by junior liens ................................................................   5368        0  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ......................................   1460        0  1.d.
    e. Secured by nonfarm nonresidential properties ...................................................   1480        0  1.e.
2.  Loans to depository institutions:                                                                     /////////////
    a. To commercial banks in the U.S.:                                                                   /////////////
       (1) To U.S. branches and agencies of foreign banks .............................................   1506        0  2.a.(1)
       (2) To other commercial banks in the U.S. ......................................................   1507        0  2.a.(2)
    b. To other depository institutions in the U.S. ...................................................   1517        0  2.b.
    c. To banks in foreign countries:                                                                     /////////////
       (1) To foreign branches of other U.S. banks ....................................................   1513        0  2.c.(1)
       (2) To other banks in foreign countries ........................................................   1516        0  2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers ...............................   1590        0  3.
4.  Commercial and industrial loans:                                                                      /////////////
    a. To U.S. addresses (domicile) ...................................................................   1763        0  4.a.
    b. To non-U.S. addresses (domicile) ...............................................................   1764        0  4.b.
5.  Acceptances of other banks ........................................................................   1755        0  5.
6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer           /////////////
    loans) (includes purchased paper):                                                                    /////////////
    a. Credit cards and related plans (includes check credit and other revolving credit plans) ........   2008        0  6.a.
    b. Other (includes single payment, installment, and all student loans) ............................   2011        0  6.b.
7.  Loans to foreign governments and official institutions (including foreign central banks) ..........   2081        0  7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S.       /////////////
    (includes nonrated industrial development obligations) ............................................   2107        0  8.
9.  Other loans:                                                                                          /////////////
    a. Loans for purchasing or carrying securities (secured and unsecured) ............................   1545        0  9.a.
    b. All other loans (exclude consumer loans) .......................................................   1564        0  9.b.
10. Lease financing receivables (net of unearned income) ..............................................   2165        0  10.
11. LESS:  Any unearned income on loans reflected in items 1-9 above ..................................   2123        0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)              /////////////
    (must equal Schedule RC, item 4.a) ................................................................   2122        0  12.
                                                                                                          -------------

Legal Title of Bank:  Bankers Trust Company of California, National Association

Call Date: 3/31/96 ST-BK:  06-0647  FFIEC 033
Address:              300 South Grand Avenue                          Page RC-7
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-C--Continued

Part I. Continued


Memoranda                                                                                                 -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above ..........................................   1496        0  M.1.
2. Loans(1) and leases restructured and in compliance with modified terms (included in                    /////////////
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,              /////////////
   Memorandum item 1):                                                                                    /////////////
   a. Real estate loans ...............................................................................   1617        0  M.2.a.
   b. All other loans and all lease financing receivables (exclude loans to individuals for               /////////////
      household, family, and other personal expenditures) .............................................   8691        0  M.2.b.
3. Maturity and repricing data for loans and leases(2) (excluding those in nonaccrual status):            /////////////
   a. Fixed rate loans and leases with a remaining maturity of:                                           /////////////
      (1) Three months or less ........................................................................   0348        0  M.3.a.(1)
      (2) Over three months through 12 months .........................................................   0349        0  M.3.a.(2)
      (3) Over one year through five years ............................................................   0356        0  M.3.a.(3)
      (4) Over five years .............................................................................   0357        0  M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through 3.a.(4)) .........   0358        0  M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                                                  /////////////
      (1) Quarterly or more frequently ................................................................   4554        0  M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   4555        0  M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ......................   4561        0  M.3.b.(3)
      (4) Less frequently than every five years .......................................................   4564        0  M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4)) .................   4567        0  M.3.b.(5)
   c. Total income and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal                   /////////////
      the sum of total loans and leases, net, from Schedule RC-C, part I, item 12,                        /////////////
      and leases from Schedule RC-C, part I, item 11, minus total nonaccrual loans                        /////////////
      and leases from Schedule RC-N, sum of items 1 through 5, column C) ..............................   1479        0  M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less (included in Memorandum           /////////////
      items 3.b.(1) through 3.b.(4) above) ............................................................   A246        0  M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities                 /////////////
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b, page RC-6(3) ......   2746        0  M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above) ..........................   5369        0  M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties           /////////////
   (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6) ....................................   5370        0  M.6.
                                                                                                          -------------

- ----------
(1)  See instructions for loan classifications used in Memorandum item 2.
(2) Memorandum item 3 is not applicable to savings bank that must complete supplemental Schedule RC-J.
(3)  Exclude loans secured by real estate that are included in Schedule RC-C,

     part I, items 1.a. through 1.e.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-8
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-E--Deposit Liabilities

                                                                                                                   ----
                                                                                                                   C225  <-
                                                                                                          Nontransaction
                                                                         Transaction Accounts                Accounts
                                                                  ------------------------------------------------------
                                                                    (Column A)          (Column B)          (Column C)
                                                                      Total            Memo: Total            Total
                                                                    transaction          demand           nontransaction
                                                                     accounts           accounts             accounts
                                                                   (including        (included in           (including
                                                                   total demand        column A)              MMDAs)
                                                                    deposits)
                                                                  ------------------------------------------------------
                                   Dollar Amounts in Thousands    RCON  Mil Thou      RCON  Mil Thou      RCON Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                      //////////////      //////////////      /////////////
1. Individuals, partnership, and corporations ................    2201         0      2240         0      2346        0  1.
2. U.S. Government ...........................................    2202         0      2280         0      2520        0  2.
3. States and political subdivisions in the U.S. .............    2203         0      2290         0      2530        0  3.
4. Commercial banks in the U.S. ..............................    2206         0      2310         0      2550        0  4.
5. Other depository institutions in the U.S. .................    2207         0      2312         0      2349        0  5.
6. Banks in foreign countries ................................    2213         0      2320         0      2236        0  6.
7. Foreign governments and official institutions (including       //////////////      //////////////      /////////////
   foreign central banks) ....................................    2216         0      2300         0      2377        0  7.
8. Certified and official checks .............................    2330         0      2330         0      /////////////  8.
9. Total (sum of items 1 through 8) (sum of columns A and C       //////////////      //////////////      /////////////
   must equal Schedule RC, item 13.a) ........................    2215         0      2210         0      2385        0  9.
                                                                  ------------------------------------------------------


Memoranda                                                                                                 -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------

1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                          /////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .............................   6835        0  M.1.a
   b. Total brokered deposits .........................................................................   2365        0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                            /////////////
      (1) Issued in denominations of less than $100,000 ...............................................   2343        0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than                     /////////////
          $100,000 and participated out by the broker in shares of $100,000 or less ...................   2344        0  M.1.c.(2)
   d. Maturity data for brokered deposits:                                                                /////////////
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining                /////////////
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ....................   A243        0  M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining                  /////////////
          maturity of one year or less (included in Memorandum item 1.b. above) .......................   A244        0  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.             /////////////
      reported in item 3 above which are secured or collateralized as required under state law) .......   5590        0  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d                   /////////////
   must equal item 9, column C, above):                                                                   /////////////
   a. Savings deposits:                                                                                   /////////////
      (1) Money market deposit accounts (MMDAs) .......................................................   6810        0  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) .....................................................   0352        0  M.2.a.(2)
   b. Total time deposits of less than $100,000 .......................................................   6648        0  M.2.b.
   c. Time certificates of deposit of $100,000 or more ................................................   6645        0  M.2.c.
   d. Open-account time deposits of $100,000 or more ..................................................   6646        0  M.2.d.
3. All NOW accounts (included in column A above) ......................................................   6646        0  M.3.
4. Not applicable                                                                                         -------------

                                       16

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                          Page RC-9
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-E--Continued

Memoranda (Continued)                                                                                     -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum                 /////////////
   items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)                                /////////////
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:                        /////////////
      (1) Three months or less ........................................................................   A225        0  M.5.a.(1)
      (2) Over three month through 12 months ..........................................................   A226        0  M.5.a.(2)
      (3) Over one year ...............................................................................   A227        0  M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:                    /////////////
      (1) Quarterly or more frequently ................................................................   A228        0  M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   A229        0  M.5.b.(2)
      (3) Less frequently than annually ...............................................................   A230        0  M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year             /////////////

      or less (included in Memorandum items 5.b.(1) though 5.b.(3) above) .............................   A231        0  M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates             /////////////
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)                     /////////////
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum                      /////////////
   items 2.c and 2.d above):(1)                                                                           /////////////
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                          /////////////
      (1) Three months or less ........................................................................   A232        0  M.6.a.(1)
      (2) Over three month through 12 months ..........................................................   A233        0  M.6.a.(2)
      (3) Over one year through five years ............................................................   A234        0  M.6.a.(3)
      (4) Over five years .............................................................................   A235        0  M.6.a.(4)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:                    /////////////
      (1) Quarterly or more frequently ................................................................   A236        0  M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   A237        0  M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ......................   A238        0  M.6.b.(3)
      (3) Less frequently than every five years .......................................................   A239        0  M.6.b.(4)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year or          /////////////
      less (included in Memorandum items 6.b.(1) though 6.b.(4) above) ................................   A240        0  M.6.c.
                                                                                                          -------------

- ----------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-10
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-F--Other Assets

                                                                                                                   ----
                                                                                                                   C230  <-
                                                                                                                   ----
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans ..............................................................   2164        0  1.
2. Net deferred tax assets(1) .........................................................................   2148      676  2.
3. Excess residential mortgage servicing fees receivable ..............................................   5371        0  3.
4. Other (itemize and describe amounts that exceed 25% of this item) ..................................   2168   52,902  4.
      ---------                                                                   ---------------------
   a. TEXT 3549     Accounts Receivable                                           RCON 3549      29,365   /////////////  4.a.
      --------------------------------------------------------------------------
   b. TEXT 3550     Intercompany Accounts Receivable                              RCON 3550      23,537   /////////////  4.b.
      --------------------------------------------------------------------------
   c. TEXT 3551                                                                   RCON 3551               /////////////  4.c.
      -------------------------------------------------------------------------------------------------

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 1) ..................................   2160   53,578  5.
                                                                                                          -------------
Memorandum

                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes .....................................   5610        0  M.1.
                                                                                                          -------------




Schedule RC-G--Other Liabilities
                                                                                                                   ----
                                                                                                                   C235 <-
                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits(2).......................................................   3645        0  1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .......................   3646    3,204  1.b.
2. Net deferred tax liabilities(1) ....................................................................   3049        0  2.
3. Minority interest in consolidated subsidiariess ....................................................   3000        0  3.
4. Other (itemize and describe amounts that exceed 25% of this item) ..................................   2938    6,697  4.
      ---------                                                                   ---------------------
   a. TEXT 3552     Intercompany Accounts Payable                                 RCON 3552       6,269   /////////////  4.a.
      --------------------------------------------------------------------------
   b. TEXT 3553                                                                   RCON 3553               /////////////  4.b.
      --------------------------------------------------------------------------
   c. TEXT 3554                                                                   RCON 3554               /////////////  4.c.
      -------------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .................................   2930    9,901  5.
                                                                                                          -------------

- ----------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings bank, includes "dividends" accrued and unpaid on deposits.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-11
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-K--Quarterly Averages(1)

                                                                                                                   ----
                                                                                                                   C255 <-

                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                    /////////////
1.  Interest-bearing balances due from depository institutions .........................................  3381   30,124  1.
2.  U.S. Treasury securities and U.S. Government agency and corporation obligations(3) .................  3382      682  2.
3.  Securities issued by states and political subdivisions in the U.S.(3) ..............................  3383        0  3.
4.  a. Other debt securities(3) ........................................................................  3647  100,265  4.a.
    b. Equity securities(4) (includes investments in mutual funds and Federal Reserve stock) ...........  3648    3,000  4.b.
5.  Federal funds sold and securities purchased under agreements to resell .............................  3365        0  5.
6.  Total Loans(2):                                                                                       /////////////
    a. Real estate loans ...............................................................................  3286        0  6.a.
    b. Installment loans ...............................................................................  3287        0  6.b.
    c. Credit cards and related plans ..................................................................  3288        0  6.c.
    d. Commercial (time and demand) and all other loans ................................................  3289        0  6.d.
7.  Trading assets .....................................................................................  3401        0  7.
8.  Lease financing receivables (net of unearned income) ...............................................  3484        0  8.
9.  Total assets(5) ....................................................................................  3368  186,065  9.
LIABILITIES                                                                                               /////////////
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and                  /////////////
    preauthorized transfer accounts) (exclude demand deposits) .........................................  3485        0  10.
11. Nontransaction accounts:                                                                              /////////////
    a. Money market deposit accounts (MMDAs) ...........................................................  3486        0  11.a.
    b. Other savings accounts ..........................................................................  3487        0  11.b.
    c. Time certificates of deposit of $100,000 or more ................................................  3345        0  11.c.
    d. All other time deposits .........................................................................  3469        0  11.d.
12. Federal funds purchased and securities sold under agreements to repurchase .........................  3353        0  12.
13. Other borrowed money ...............................................................................  3355        0  13.
                                                                                                          -------------
Memorandum

                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  To be completed by banks with loans to finance agricultural production and other loans                /////////////
    to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.                     /////////////
    Agricultural loans(2) included in items 6.a through 6.d above ......................................  3379      N/A  M.1.
                                                                                                          -------------

- ----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  See instructions for loan classifications used in this schedule.
(3) Quarterly averages for all debt securities should be based on amortized cost.
(4) Quarterly averages for all equity securities should be based on historical cost.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-12
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|


Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                    ----
                                                                                                                    C260 <-
                                                                                                       -----------------
                                                                         Dollar Amounts in Thousands   RCON Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:                                                                                ////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties                          ////////////////
       e.g., home equity lines .....................................................................   3814           0  1.a.
    b. Credit card lines ...........................................................................   3815           0  1.b.
    c. Commercial real estate, construction, and land development:                                     ////////////////
       (1) Commitments to fund loans secured by real estate ........................................   3816           0  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ....................................   6550           0  1.c.(2)
    d. Securities underwriting .....................................................................   3817           0  1.d.
    e. Other unused commitments ....................................................................   3818           0  1.e.
                                                                                                       -----------------
                                                                                                          RCON Mil Thou
                                                                                                          --------------
2.  Financial standby letters of credit ...............................................................   3819        0  2.
                                                                                       ----------------
    a. Amount of financial standby letters of credit conveyed to others ............   RCON 3820      0   /////////////  2.a.
                                                                                       ----------------
3.  Performance standy letters of credit ..............................................................   3821        0  3.
                                                                                       ----------------
    a. Amount of performance standby letters of credit conveyed to others ..........   RCON 3822      0   /////////////  3.a.
                                                                                       ----------------
4.  Commercial and similar letters of credit ..........................................................   3411        0  4.
5.  Participations in acceptances (as described in the instructions) conveyed to others                   /////////////
    by the reporting bank .............................................................................   3428        0  5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting            /////////////
    (nonaccepting) bank ...............................................................................   3429        0  6.
7.  Securities borrowed ...............................................................................   3432        0  7.
8.  Securities lent (including customers' securities lent where the customer is indemnified against       /////////////

    loss by the reporting bank) .......................................................................   3433  874,730  8.
9.  Loan transferred (i.e., sold or swapped) with recourse that have been treated as sold for             /////////////
    Call Report purposes:                                                                                 /////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                                    /////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...............   3650        0  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .......................   3651        0  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                     /////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...............   3652        0  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .......................   3653        0  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                       /////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...............   3654        0  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .......................   3655        0  9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the                      /////////////
       Riegle Community Development and Regulatory Improvement Act of 1994:                               /////////////
       (1) Outstanding principal balance of small business obligations transferred as of                  /////////////
           the report date ............................................................................   A249        0  9.d.(1)
       (2) Amount of retained recourse on these mortgages as of the report date .......................   A250        0  9.d.(2)
10. When-issued securities:                                                                               /////////////
    a. Gross commitments to purchase ..................................................................   3434        0  10.a.
    b. Gross commitments to sell ......................................................................   3435        0  10.b.
11. Spot foreign exchange contracts ...................................................................   8765        0  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and          /////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital") ....   3430        0  12.
                                                                                                          /////////////
       ---------                                                                -----------------------
    a. TEXT 3555                                                                RCON 3555                 /////////////  12.a.
       ------------------------------------------------------------------------
    b. TEXT 3556                                                                RCON 3556                 /////////////  12.b.
       ------------------------------------------------------------------------
    c. TEXT 3557                                                                RCON 3557                 /////////////  12.c.
       ------------------------------------------------------------------------
    d. TEXT 3558                                                                RCON 3558                 /////////////  12.d.
       ----------------------------------------------------------------------------------------------------------------

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-13
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-L--Continued

                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe      /////////////

    each component of this item over 25% of Schedule RC, item 28, "Total equity capital") .............   5591        0  13.
                                                                                                          /////////////
       ---------                                                                -----------------------
    a. TEXT 5592                                                                RCON 5592                 /////////////  13.a.
       -----------------------------------------------------------------------
    b. TEXT 5593                                                                RCON 5593                 /////////////  13.b.
       -----------------------------------------------------------------------
    c. TEXT 5594                                                                RCON 5594                 /////////////  13.c.
       -----------------------------------------------------------------------
    d. TEXT 5595                                                                RCON 5595                 /////////////  13.d.
       ----------------------------------------------------------------------------------------------------------------

                                                                                                                   ----
                                                                                                                   C210 <-
                                                      -----------------------------------------------------------------
                                                        (Column A)       (Column B)       (Column C)        (Column D)
                                                         Interest         Foreign           Equity           Commodity
                 Dollar Amounts in Thousands               Rate           Exchange        Derivative         and Other
- -----------------------------------------------------   Contracts         Contracts       Contracts          Contracts
            Off-balance Sheet Derivatives             -----------------------------------------------------------------
                 Position Indicators                  RCON Mil Thou    RCON Mil Thou    RCON Mil Thou     RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional amounts) (for each  /////////////    /////////////    /////////////     /////////////
    column, sum of items 14.a through 14.e            /////////////    /////////////    /////////////     /////////////
    must equal sum of items 15, 16.a, and 16.b):      /////////////    /////////////    /////////////     /////////////
    a. Futures contracts ...........................  8693        0    8694        0    8695        0     8696        0  14.a.
    b. Forward contracts ...........................  8697        0    8698        0    8699        0     8700        0  14.b.
    c. Exchange-traded option contracts:              /////////////    /////////////    /////////////     /////////////
       (1) Written options .........................  8701        0    8702        0    8703        0     8704        0  14.c.(1)
       (2) Purchased options .......................  8705        0    8706        0    8707        0     8708        0  14.c.(2)
    d. Over-the-counter option contracts:             /////////////    /////////////    /////////////     /////////////
       (1) Written options .........................  8709        0    8710        0    8711        0     8712        0  14.d.(1)
       (2) Purchased options .......................  8713        0    8714        0    8715        0     8716        0  14.d.(2)
    e. Swaps .......................................  3450        0    3826        0    8719        0     8720        0  14.e.
15. Total gross notional amount of derivative         /////////////    /////////////    /////////////     /////////////
    contracts held for trading .....................  A126        0    A127        0    8723        0     8724        0  15.
16. Total gross notional amount of derivative         /////////////    /////////////    /////////////     /////////////
    contracts held for purposes other than trading:   /////////////    /////////////    /////////////     /////////////
    a. Contracts marked to market ..................  8725        0    8726        0    8727        0     8728        0  16.a.
    b. Contracts not marked to market ..............  8729        0    8730        0    8731        0     8732        0  16.b.
17. Gross fair values of derivative contracts:        /////////////    /////////////    /////////////     /////////////
    a. Contracts held for trading:                    /////////////    /////////////    /////////////     /////////////
       (1) Gross positive fair value ...............  8733        0    8734        0    8735        0     8736        0  17.a.(1)
       (2) Gross negative fair value ...............  8737        0    8738        0    8739        0     8740        0  17.a.(2)
    b. Contracts held for purposes other than         /////////////    /////////////    /////////////     /////////////
       trading that are marked to market:             /////////////    /////////////    /////////////     /////////////
       (1) Gross positive fair value ...............  8741        0    8742        0    8743        0     8744        0  17.b.(1)
       (2) Gross negative fair value ...............  8745        0    8746        0    8747        0     8748        0  17.b.(2)
    c. Contracts held for purposes other than         /////////////    /////////////    /////////////     /////////////
       trading that are not marked to market:         /////////////    /////////////    /////////////     /////////////

       (1) Gross positive fair value ...............  8749        0    8750        0    8751        0     8752        0  17.c.(1)
       (2) Gross negative fair value ...............  8753        0    8754        0    8755        0     8756        0  17.c.(2)

- -----------------------------------------------------------------------------------------------------------------------
Memoranda
                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1.- 2.  Not applicable                                                                                    /////////////
13. Unused commitments with an original maturity exceeding one year that are reported in                  /////////////
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments           /////////////
    that are fee paid or otherwise legally binding) ...................................................   3833        0  M.3.
    a. Participations in commitments with an original maturity exceeding one year                         /////////////
                                                                                -----------------------
       conveyed to others ...................................................   RCON 3834                 /////////////  M.3.a.
                                                                                ---------------------------------------

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-14
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-M--Memoranda

                                                                                                                   ----
                                                                                                                   C265
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal             /////////////
   shareholders, and their related interests as of the report dates:                                      /////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal        /////////////
      shareholders, and their related interests .......................................................   6164        0  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the                     /////////////
      amount of all extensions of credit by the reportin bank (including extensions of                    /////////////
      credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent         Number   /////////////
                                                                                     ------------------
      of total capital as defined for this purpose in agency regulations ..........  RCON 6165        0   /////////////  1.b.
                                                                                     ------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches and          /////////////
   agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) ..........................   3405        0  2.
3. Not applicable                                                                                         /////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others             /////////////
   (include both retained servicing and purchased servicing):                                             /////////////

   a. Mortgages serviced under a GNMA contract ........................................................   5500        0  4.a.
   b. Mortgages serviced under a FHLMC contract:                                                          /////////////
      (1) Serviced with recourse to servicer ..........................................................   5501        0  4.b.(1)
      (2) Serviced without recourse to servicer .......................................................   5502        0  4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                           /////////////
      (1) Serviced under a regular option contract ....................................................   5503        0  4.c.(1)
      (2) Serviced under a special option contract ....................................................   5504        0  4.c.(2)
   d. Mortgages serviced under other servicing contracts ..............................................   5505        0  4.d.
5. Not applicable                                                                                         /////////////
6. Intangible assets:                                                                                     /////////////
   a. Mortgage servicing rights .......................................................................   3164        0  6.a.
   b. Other identifiable intangible assets:                                                               /////////////
      (1) Purchased credit card relationships .........................................................   5506        0  6.b.(1)
      (2) All other identifiable intangible assets ....................................................   5507        0  6.b.(2)
   c. Goodwill ........................................................................................   3163        0  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ..........................   2143        0  6.d.
   e. Amount of intangible assets (included in item 6.b(2) above) that have been grandfathered or are     /////////////
      otherwise qualifying for regulatory capital purposes ............................................   6442        0  6.a.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                    /////////////
   redeem the debt ....................................................................................   3295        0  7.
                                                                                                          -------------

- ----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-15
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-M--Continued
                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
8.  a. Other real estate owned:                                                                           /////////////
       (1) Direct and indirect investments in real estate ventures ....................................   5372        0  8.a.(1)
       (2) All other real estate owned:                                                                   /////////////
           (a) Construction and land development ......................................................   5508        0  8.a.(2)(a)
           (b) Farmland ...............................................................................   5509        0  8.a.(2)(b)
           (c) 1-4 family residential properties ......................................................   5510        0  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties .........................................   5511        0  8.a.(2)(d)
           (e) Nonfarm nonresidential properties ......................................................   5512        0  8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ..................   2150        0  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                               /////////////
       (1) Direct and indirect investments in real estate ventures ....................................   5374        0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ..............   5375        0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2) (must equal Schedule RC, item 8) ...................   2130        0  8.b.

    c. Total assets of unconsolidated subsidiaries and associated companies ...........................   5376        0  8.c.
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,                  /////////////
    item 23, "Perpetual preferred stock and related surplus" ..........................................   3778        0  9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third       /////////////
    party products):                                                                                      /////////////
    a. Money market funds .............................................................................   6441        0  10.a.
    b. Equity securities funds ........................................................................   8427        0  10.b.
    c. Debt securities funds ..........................................................................   8428        0  10.c.
    d. Other mutual funds .............................................................................   8429        0  10.d.
    e. Annuities ......................................................................................   8430        0  10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through 10.e above) ....   8784        0  10.f.
                                                                                                          -------------

- -----------------------------------------------------------------------------------------------------------------------------------

                                                                                                          -------------
Memorandum                                                                  Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  Interbank holdings of capital instruments (to be completed for the December report only):             /////////////
    a. Reciprocal holdings of banking organizations' capital instruments ..............................   3836      N/A  M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments ...........................   3837      N/A  M.1.b.
                                                                                                          -------------

- -----------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-16
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-N--Past Due and Nonaccrual Loans(1), Leases, and Other Assets
                                                                                                                    ----
The FFIEC regards the information reported in all of                                                                C270 <-
Memorandum item 1, in items 1 through 7, column A,                    --------------------------------------------------
and in Memorandum items 2 through 4, column A,                         (Column A)        (Column B)        (Column C)
as confidential.                                                        Past due         Past due 90       Nonaccrual
                                                                      30 through 89      days or more
                                                                      days and still      and still
                                                                        accruing           accruing
                                                                      -------------------------------------------------
                                      Dollar Amounts in Thousands     RCON Mil Thou     RCON Mil Thou     RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Real estate loans .............................................    1210        0     1211        0     1212        0  1.
2. Installment loans .............................................    1214        0     1215        0     1216        0  2.
3. Credit card and related plans .................................    1218        0     1219        0     1220        0  3.

4. Commercial (time and demand) and all other loans ..............    1222        0     1223        0     1224        0  4.
5. Lease financing receivables ...................................    1226        0     1227        0     1228        0  5.
6. Debt securities and other assets (exclude other real estate        /////////////     /////////////     /////////////
   owned and other repossessed assets) ...........................    3505        0     3506        0     3507        0  6.
                                                                      -------------------------------------------------

====================================================================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

                                                                      -------------------------------------------------
                                                                      RCON Mil Thou     RCON Mil Thou     RCON Mil Thou
7. Loans and leases reported in items 1 through 5 above which         -------------------------------------------------
   are wholly or partially guaranteed by the U.S. Government .....    5612        0     5613        0     5614        0  7.
   a. Guaranteed portion of loans and leases included in item 7       /////////////     /////////////     /////////////
      above ......................................................    5615        0     5616        0     5617        0  7.a.
                                                                      -------------------------------------------------

                                                                                                                   ----
Memoranda                                                                                                          C273 <-
                                                                      -------------------------------------------------
                                      Dollar Amounts in Thousands     RCON Mil Thou     RCON Mil Thou     RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in Schedule RC-N            /////////////     /////////////     /////////////
   items 1 through 5, above (and not reported in Schedule RC-C,       /////////////     /////////////     /////////////
   part I, Memorandum item 2) ....................................    1658        0     1659        0     1661        0  M.1.
2. To be completed by banks with loans to finance agricultural        /////////////     /////////////     /////////////
   production and other loans to farmers (Schedule RC-C, part I,      /////////////     /////////////     /////////////
   item 3) exceeding five percent of total loans:                     /////////////     /////////////     /////////////
   Agricultural loans included in Schedule RC-N, items 1              /////////////     /////////////     /////////////
   through 4, above ..............................................    1230      N/A     1231      N/A     1232      N/A  M.2.
3. Loans to finance commercial real estate, construction, and         /////////////     /////////////     /////////////
   land development activities (not secured by real estate)           /////////////     /////////////     /////////////
   included in Schedule RC-N, items 2 through 4, above ...........    5421        0     5422        0     5423        0  M.3.
4. Real estate loans (sum of Memorandum items 4.a through 4.e         /////////////     /////////////     /////////////
   must equal Schedule RC-N, item 1, above):                          /////////////     /////////////     /////////////
   a. Construction and land development ..........................    5424        0     5425        0     5426        0  M.4.a.
   b. Secured by farmland ........................................    5427        0     5428        0     5429        0  M.4.b.
   c. Secured by 1-4 family residential properties:                   /////////////     /////////////     /////////////
      (1) Revolving, open-end loans secured by 1-4 family             /////////////     /////////////     /////////////
          residential properties and extendd under lines of credit    5430        0     5431        0     5432        0  M.4.c.(1)
      (2) All other loans secured by 1-4 family residential           /////////////     /////////////     /////////////
          properties .............................................    5433        0     5434        0     5435        0  M.4.c.(2)
   d. Secured by multifamily (5 or more) residential properties ..    5436        0     5437        0     5438        0  M.4.d.
   e. Secured by nonfarm nonresidential properties ...............    5439        0     5440        0     5441        0  M.4.e.
                                                                      -------------------------------------------------

- ----------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-17
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-O--Other Data for Deposit Insurance Assessments


                                                                                                                   ----
                                                                                                                   C275  <-
                                                                                                          -------------
                                                                            Dollar Amounts in Thousands   RCON Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                                                   /////////////
    a. Actual amount of all unposted debits ...........................................................   0030      N/A  1.a.
       OR                                                                                                 /////////////
    b. Separate amount of unposted debits:                                                                /////////////
       (1) Actual amount of unposted debits to demand deposits ........................................   0031        0  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...........................   0032        0  1.b.(2)
2.  Unposted credits (see instructions):  /////////////
    a. Actual amount of all unposted credits ..........................................................   3510      N/A  2.a.
       OR                                                                                                 /////////////
    b. Separate amount of unposted credits:                                                               /////////////
       (1) Actual amount of unposted credits to demand deposits .......................................   3512        0  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..........................   3514        0  2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department (not included in total deposits)    3520        0  3.
4.  Deposits of consolidated subsidiaries (not included in total deposits):                               /////////////
    a. Demand deposits of consolidated subsidiaries ...................................................   2211        0  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ......................................   2351        0  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...........................   5514        0  4.c.
5.  Not applicable                                                                                        -------------

Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on              /////////////
    behalf of its respondent depository institutions that are also reflected as deposit liabilities       /////////////
    of the reporting bank:                                                                                /////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) .........   2314        0  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,          /////////////
       column A or C, but not column B) ...............................................................   2315        0  6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1)                                   /////////////
    a. Unamortized premiums ...........................................................................   5516        0  7.a.
    b. Unamortized discounts ..........................................................................   5517        0  7.b.
                                                                                                          -------------
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                          -------------
8.  To be completed by banks with "Oakar deposits."                                                       /////////////

    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of the      /////////////
    Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) ..............   5518      N/A  8.
                                                                                                          -------------
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                          -------------
9.  Deposits in lifeline accounts .....................................................................   5596 ////////  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits) .....   8432        0  10.
                                                                                                          -------------

- ----------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-18
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-O--Continued

                                                                                                        -------------
                                                                          Dollar Amounts in Thousands   RCON Mil Thou
- ---------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand              /////////////
    balances:                                                                                           /////////////
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between           /////////////
       the reporting bank and savings associations were reported on a net basis rather than a gross     /////////////
       basis in Schedule RC-E .......................................................................   8785        0  11.a.
    b. Amount by which demand deposits would be reduced if reciprocal demand balances                   /////////////
       between the reporting bank and U.S. branches and agencies of foreign banks were reported         /////////////
       on a gross basis rather than a net basis in Schedule RC-e ....................................   A181        0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection          /////////////
       were included in the calculation of net reciprocal demand balances between the reporting         /////////////
       bank and the domestic offices of U.S. banks and savings associations in Schedule RC-E.........   A182        0  11.c.

Memoranda (to be completed each quarter except as noted)
                                                                                                        -------------
                                                                          Dollar Amounts in Thousands   RCON Mil Thou
- ---------------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal                  /////////////
    Schedule RC, item 13.a):                                                                            /////////////
    a. Deposit accounts of $100,000 or less:                                                            /////////////
       (1) Amount of deposit accounts of $100,000 or less ...........................................   2702        0  M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                               Number   /////////////

                                                                                ---------------------
           completed for the June report only) ................................ RCON 3779         N/A   /////////////  M.1.a.(2)
                                                                                ---------------------
    b. Deposit accounts of more than $100,000:                                                          /////////////
       (1) Amount of deposit accounts of more than $100,000                                             2710        0  M.1.b.(1)
                                                                                               Number   /////////////
                                                                                ---------------------
       (2) Number of deposit accounts of more than $100,000 ................... RCON 2772           0   /////////////  M.1.b.(2)
                                                                                ---------------------
2.  Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or procedure               YES  NO
                                                                                                        -------------
       for determining a better estimate of uninsured deposits than the estimate described abaove ...   6681        X  M.2.a.
                                                                                                        -------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits                RCON Mil Thou
                                                                                                        -------------
       determined by using your bank's method or procedure ..........................................   5597      N/A  M.2.b.
                                                                                                        -------------


- --------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                C277 <-
                                                                                                                      ----
Diana Cucciniello, Controller                                                   (201) 860-2184
- ----------------------------------------------------------------------------    ---------------------------------------------------
Name and Title (TEXT 8901)                                                      Area code/phone number/extension (TEXT 8902)

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-19
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                                   ----
                                                                                                                   C280    <-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be                       --------------

   completed only by banks with total assets of less than $1 billion.  Indicate in the                    YES         NO
   appropriate box at the right whether the bank has total capital greater than or             -------------------------
   equal to eight percent of adjusted total assets ..................................          RCON 6056    X  ////       1.
                                                                                               -------------------------

For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowances for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                           ---------------------------------
                                                                                             (Column A)        (Column B)
                                                                                            Subordinated          Other
                                                                                            Debt(1) and         Limited-
                                                                                            Intermediate          Life
                                                          Dollar Amounts in Thousands      Term Preferred        Capital
- -------------------------------------------------------------------------------------          Stock           Instruments
   ---------------------------------
                      RCON Mil Thou     RCON Mil Thou
                                                                                           ---------------------------------
2. Subordinated debt(1) and other limited-life capital instruments (original weighte average maturity of at least five years) with a remaining maturity of:
   a. One year or less ..............................................................       3780        0     3786        0  2.a.
   b. Over one year through two years ...............................................       3781        0     3787        0  2.b.
   c. Over two years through three years ............................................       3782        0     3788        0  2.c.
   d. Over three years through four years ...........................................       3783        0     3789        0  2.d.
   e. Over four years through five years ............................................       3784        0     3790        0  2.e.
   f. Over five years ...............................................................       3785        0     3791        0  2.f.
3. Amounts used in calculating regulatory capital ratios (report amounts                    /////////////     /////////////
   determined by the bank for its own internal regulatory capital analyses):                /////////////     -------------
                                                                                            /////////////     RCON Mil Thou
                                                                                                              -------------
   a. Tier 1 capital ................................................................       /////////////     8274  179,696  3.a.
   b. Tier 2 capital ................................................................       /////////////     8275        0  3.b.
   c. Total risk-based capital ......................................................       /////////////     3792  179,696  3.c.
   d. Excess allowance for loan and lease losses ....................................       /////////////     A222        0  3.d.
   e. Risk-weighted assets ..........................................................       /////////////     A223        0  3.e.
   f. "Average total assets" ........................................................       /////////////     A224  184,981  3.f.
                                                                                            -------------------------------

                                                                                            -------------------------------
                                                                                             (Column A)        (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                                      Assets         Credit Equiv-
by banks that answered NO to item 1 above and                                                 Recorded        alent Amount
by banks with total assets of $1 billion or more.                                              on the        of Off-Balance
                                                                                           Balance Sheet     Sheet Items(2)
                                                                                           --------------------------------
                                                                                            RCON Mil Thou     RCON Mil Thou
4. Assets and credit equivalent amounts of off-balance sheet items assigned to             --------------------------------
   the Zero percent risk category:                                                          /////////////     /////////////
   a. Assets recorded on the balance sheet:                                                 /////////////     /////////////
      (1) Securities issued by, other claims on, and claims unconditionally                 /////////////     /////////////
          guaranteed by, the U.S. Government and its agencies and other OECD                /////////////     /////////////
          central governments .......................................................       3794      N/A     /////////////  4.a.(1)
      (2) All other .................................................................       3795      N/A     /////////////  4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ...........................       /////////////     3796      N/A  4.b.
                                                                                            -------------------------------

- ----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647 FFIEC 033
Address:              300 South Grand Avenue                         Page RC-20
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

Schedule RC-R--Continued

                                                                                           --------------------------------
                                                                                             (Column A)        (Column B)
                                                                                               Assets         Credit Equiv-
                                                                                              Recorded        alent Amount
                                                                                               on the        of Off-Balance
                                                                                           Balance Sheet     Sheet Items(2)
                                                                                           --------------------------------
                                                         Dollar Amounts in Thousands       RCON Mil Thou     RCON Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the         /////////////     /////////////
   20 percent risk category:                                                               /////////////     /////////////
   a. Assets recorded on the balance sheet:                                                /////////////     /////////////
      (1) Claims conditionally guaranteed by the U.S. Government and its agencies          /////////////     /////////////

          agencies and other OECD central governments; by securities issued by             /////////////     /////////////
          U.S. Government-sponsored agencies; and by cash on deposit ...............       3798      N/A     /////////////  5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Goverment and its         /////////////     /////////////
          agencies and other OECD central governments; by securities issued by             /////////////     /////////////
          U.S. Government-sponsored agencies; and by cash on deposit ...............       3799      N/A     /////////////  5.a.(2)
      (3) All other ................................................................       3800      N/A     /////////////  5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ..........................       /////////////     3801      N/A  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the         /////////////     /////////////
   50 percent risk category:                                                               /////////////     /////////////
   a. Assets recorded on the balance sheet .........................................       3802      N/A     /////////////  6.a.
   b. Credit equivalent amount of off-balance sheet items ..........................       /////////////     3803      N/A  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the         /////////////     /////////////
   100 percent risk category:                                                              /////////////     /////////////
   a. Assets recorded on the balance sheet .........................................       3804      N/A     /////////////  7.a.
   b. Credit equivalent amount of off-balance sheet items ..........................       /////////////     3805      N/A  7.b.
8. On-balance sheet asset values excluded from the calculation of the risk-based           /////////////     /////////////
   capital ratio(2) ................................................................       3806      N/A     /////////////  8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a, 7.a, and 8,     /////////////     /////////////
   column A) (must equal Schedule RC, item 12 plus items 4.b and 4.c) ..............       3807      N/A     /////////////  9.
                                                                                           --------------------------------

Memoranda                                                                                                    -------------
                                                                      Dollar Amounts in Thousands            RCON Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across off-balance sheet derivative contracts covered by the                      /////////////
   risk-based capital standards ........................................................................     8764      N/A  M.1.
                                                                                                             -------------

                                                                      ----------------------------------------------------
                                                                                   With the remaining maturity of
                                                                      ----------------------------------------------------
                                                                       (Column A)           (Column B)        (Column C)
                                                                        One year               Over              Over
                                                                         or less             one year         five years
                                                                                              through
                                                                                            five years
2. Notional principal amounts of off-balance                          ----------------------------------------------------
   sheet derivative contracts:(3)                                     RCON Mil Thou       RCON Mil Thou      RCON Mil Thou
                                                                      ----------------------------------------------------
   a. Interest rate contracts ...................................     3809      N/A       8766      N/A      8767      N/A  M.2.a.
   b. Foreign exchange contracts ................................     3812      N/A       8769      N/A      8770      N/A  M.2.b.
   c. Gold contracts ............................................     8771      N/A       8772      N/A      8773      N/A  M.2.c.
   d. Other precious metals contracts............................     8774      N/A       8775      N/A      8776      N/A  M.2.d.
   e. Other commodity contracts..................................     8777      N/A       8778      N/A      8779      N/A  M.2.e.
   b. Equity derivative contracts ...............................     A000      N/A       A001      N/A      A002      N/A  M.2.f.
                                                                      ----------------------------------------------------

- ----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Bankers Trust Company of California, National Association
Call Date:  3/31/96    ST-BK:  06-0647  FFIEC 033
Address:              300 South Grand Avenue
                                                                      Page RC-21
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|

   Optional Narrative Statement Concerning the Amounts
     Reported in the Reports of Condition and Income at close of business on March 31, 1996

Bankers Trust Company of California, National Association
- ------------------------------------------------------------
Legal Title of Bank

Los Angeles        ,     California
- -------------------      --------------------------
City                     State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amount reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data, however, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in th space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."


The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 700 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT
WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- --------------------------------------------------------------------------------
No comment |X| (RCON 6979)                                       C271   C272  <-
            -                                                    --------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



/s/ Diana Cucciniello                                  4/26/96
- ----------------------------------------          ---------------------------
Signature of Executive Officer of Bank            Date of Signature

Legal Title of Bank: Bankers Trust Company of California, National Association Call Date: 3/31/96 ST-BK: 06-0647
Address:              300 South Grand Avenue
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|



                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------
NAME AND ADDRESS OF BANK                  OMB No. for OCC:  1557-0081
                                          OMB No. for FDIC  3064-0052
                                    OMB No. For Federal Reserve:  7100-0036
                                           Expiration Date:  3/31/96

PLACE LABEL HERE                                 SPECIAL REPORT
                                         (Dollar Amounts in Thousands)
                                 -----------------------------------------------
                                 CLOSE OF BUSINESS   FDIC Certificate Number
                                 DATE                                   C-700 <-
                                      3/31/96            2/6/7/3/2
- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- --------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- --------------------------------------------------------------------------------

                                                                                              ---------------------
o Number of loans made to executive officers since the previous Call Report date ...........  RCON 3561           0    a.
                                                                                              ---------------------
o Total dollar amount of above loans (in thousands of dollars) .............................  RCON 3562           0    b.
                                                                                              ---------------------
o Range of interest charged on above loans                            ------------------------------------------------
   (example: 9 3/4% = 9.75) ........................................  RCON 7701      0.00   % to    RCON 7702   0.00 % c.
                                                                      ------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                        DATE (Month, Day, Year)

/s/ Diana Cucciniello, Controller                                                     4/26/96
- ----------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)          AREA CODE/PHONE NUMBER/EXTENSION
                                                                                (TEXT 8904)
Diana Cucciniello, Controller                                                             (201) 860-2184
- ----------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] 8040/53 (6/95)

                                       30